SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 20, 2001




                        CITIZENS COMMUNICATIONS COMPANY
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-11001              06-0619596
  (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

                        3 High Ridge Park, P.O. Box 3801
                           Stamford, Connecticut 06905
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 614-5600
               Registrant's Telephone Number, Including Area Code



                           No Change Since Last Report
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

          Citizens Communications Company announced that it delivered a notice of termination of its pending Acquisition agreements with Qwest Communications International, Inc.




Item 7.  Financial Statements, Exhibits

         (c) Exhibits

               99.1 Press Release of Citizens Communications Company released July 20, 2001.


               99.2 Press release of Citizens Communications COmpany released July 23, 2001.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CITIZENS COMMUNICATIONS COMPANY.


Dated: July 24, 2001                  By:    /s/Scott Schneider
                                         -------------------------------
                                      Name:     Scott Schneider
                                      Title:    Vice Chairman

                                                      Citizens Communications
                                                      3 High Ridge Park
                                                      Stamford, CT 06905
                                                      203.614.5600
                                                      Web site: www.czn.net

-------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE

Contact:  Brigid Smith
          A.V.P., Corporate Communications
          Citizens Communications
          203.614.5042
          bsmith@czn.com


                         Citizens Communications Company
                             Terminates Acquisition


STAMFORD,  Conn., July 20, 2001 -- Citizens  Communications  Company (NYSE: CZN,
CZB) announced today that it delivered a notice of termination of its pending acquisition agreements with Qwest Communications International Inc., effective immediately. Pursuant to the transactions, Citizens Communications was to acquire approximately 540,000 access lines from Qwest in nine states for approximately $1.6 billion.

About Citizens Communications
Citizens Communications serves 2.5 million access lines in 24 states. Citizens owns 85 percent of Electric Lightwave, Inc. (NASDAQ: ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses throughout the United States. More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expend existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

                                                      Citizens Communications
                                                      3 High Ridge Park
                                                      Stamford, CT 06905
                                                      203.614.5600
                                                      Web site: www.czn.net

-------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE

Contact:  Brigid Smith
          A.V.P., Corporate Communications
          Citizens Communications
          203.614.5042
          bsmith@czn.com

           Citizens Communications Company Terminates Qwest Agreements
                             Material Breaches Cited

Stamford, CT, July 23, 2001 -- Citizens Communications Company announced on Friday, July 20, 2001, its decision to terminate all pending acquisition agreements with Qwest Communications International, Inc., and today advised state utility regulatory commissions in nine states of that decision. Citizens and Qwest had entered into a series of agreements in June 1999 covering Citizens' acquisition of approximately 540,000 access lines in nine states for $1.7 billion.

Citizens told regulators that it terminated the agreements because Qwest materially breached certain representations and warranties with respect to the telephone exchanges Citizens was to acquire. Specifically, Citizens discovered that there is a material shortfall in the actual revenue coming from the exchanges it planned to acquire versus what Qwest had contractually represented. Citizens became aware of this shortfall through its acquisition from Qwest of approximately 17,000 access lines in North Dakota during the fourth quarter of 2000. While Citizens has negotiated with Qwest for some months to adjust the terms of the agreements to accommodate the revenue shortfall, no agreement was reached.

Citizens intends to seek all appropriate remedies available to it with respect to Qwest's breach of the terminated agreements, as well as remedies for claims arising out of the North Dakota acquisition that was closed last year.

About Citizens Communications
Citizens Communications serves 2.5 million access lines in 24 states. Citizens owns 85 percent of Electric Lightwave, Inc. (NASDAQ: ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses throughout the United States. More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expend existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.